Exhibit 10.1

ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.

Issuer

GUARANTORS

and

THE BANK OF NEW YORK

Trustee

SUPPLEMENTAL INDENTURE

Dated as of January 25, 2005

9 7/8% SENIOR NOTES DUE 2011

THIS SUPPLEMENTAL INDENTURE (the “Supplemental Indenture”), dated as of January 25, 2005, is made by and among ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC., a Delaware corporation, (the “Issuer”), ALASKA COMMUNICATIONS SYSTEMS GROUP, INC., ACS OF THE NORTHLAND, INC. ACS OF ALASKA, INC., ACS OF FAIRBANKS, INC., ACS OF ANCHORAGE, INC., ACS WIRELESS, INC., ACS INTERNET, INC., ACS MESSAGING, INC. ACS INFOSOURCE, INC. ACS OF ALASKA LICENSE SUB, INC., ACS OF THE NORTHLAND LICENSE SUB, INC., ACS OF FAIRBANKS LICENSE SUB, INC., ACS OF ANCHORAGE LICENSE SUB, INC., ACS WIRELESS LICENSE SUB, INC., ACS LONG DISTANCE LICENSE SUB, INC., ACS TELEVISION LICENSE SUB, INC., ACS SERVICES, INC. AND ACS LONG DISTANCE, INC. (collectively, the “Guarantors”) and THE BANK OF NEW YORK, as Trustee (the “Trustee”), under the Indenture dated as of August 26, 2003 (as amended through the date hereof, the “Indenture”).  Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture.

W I T N E S S E T H:

WHEREAS, the Issuer has issued its 9 7/8% Senior Notes Due 2011 (the “Notes”) pursuant to the Indenture;

WHEREAS, the Issuer has offered (the “Tender Offer”) to purchase up to $59,350,000 aggregate principal amount of the Notes pursuant to the Offer to Purchase and Consent Solicitation, dated January 12, 2005, and has solicited (the “Consent Solicitation”) the consents of the Holders of the Notes to certain amendments to the provisions of the Indenture in connection with the Tender Offer pursuant to its Offer to Purchase and Consent Solicitation, dated January 12, 2005 (as amended from time to time on or prior to the date hereof, the “Offer to Purchase”);

WHEREAS, in connection with the Consent Solicitation, the Issuer has obtained the consents of certain Holders of the Notes to such amendments of certain provisions of the Indenture and the Notes;

WHEREAS, Section 9.02 of the Indenture provides that with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, the Issuer, any Guarantor, and the Trustee may amend or supplement the Indenture and the Notes, subject to specified exceptions;

WHEREAS, the Holders of a majority of the principal amount of the Notes outstanding have duly consented to the proposed amendments set forth in this Supplemental Indenture in accordance with Section 9.02 of the Indenture;

WHEREAS, the Issuer has heretofore delivered or is delivering contemporaneously herewith to the Trustee (i) a copy of resolutions of the Board of Directors of the Issuer, certified by the Secretary or an Assistant Secretary of the Issuer, authorizing the execution, delivery and performance of this Supplemental Indenture, (ii) a copy of resolutions of the Boards of Directors of each of the Guarantors, certified by the Secretary or an Assistant Secretary of each of the Guarantors, authorizing the execution, delivery and performance of this Supplemental Indenture, (iii) evidence of the written consent of the Holders set forth in the immediately preceding paragraph (iv) an Officers’ Certificate and an Opinion of Counsel with and to the effect set forth in Section 7.02(b) of the Indenture; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Supplemental Indenture and to make this Supplemental Indenture valid and binding have been complied with or have been done or performed.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows.

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ARTICLE ONE

AMENDMENTS

SECTION 1.01.  Amendments.  Subject to Section 2.01 hereof, the Indenture is hereby amended by:

(A) deleting Section 4.03(b) in its entirety and replacing it with:

“(b)         Notwithstanding the foregoing paragraph (a), the Issuer and its Restricted Subsidiaries may Incur the following Indebtedness:

(i)            Bank Indebtedness in an aggregate principal amount not to exceed the sum of (1) with respect to a revolving credit facility, up to $50,000,000 and (2) with respect to any term loan facilities, up to an amount equal to the greater of (a) $335,000,000 and (b) the Term Loan Borrowing Base less the aggregate amount of all prepayments of principal applied to permanently reduce any such Indebtedness; provided, however, that Bank Indebtedness to be incurred under clause (2) above in excess of $335,000,000 may only be incurred if, after giving effect to such Incurrence, the Senior Debt to EBITDA Ratio would be less than 4.5:1;”

(B) deleting Section 4.04(a)(2) in its entirety and replacing it with:

“(2)         (X) the Issuer could not Incur at least $1.00 of additional Indebtedness under Section 4.03(a), or (Y) (1) the Senior Debt to EBITDA Ratio is greater than 5:1, if the Restricted Payment is made prior to August 15, 2007, or (2) the Senior Debt to EBITDA Ratio is greater than 4.75:1, if the Restricted Payment is made on or after August 15, 2007;”

(C) replacing the definition of “Credit Agreement” in Section 1.01 with the following:

“Credit Agreement” means the credit agreement to be entered into among the Issuer, Parent, the financial institutions named therein and JPMorgan Chase Bank, as Administrative Agent, as amended, waived or otherwise modified from time to time (except to the extent that any such amendment, waiver or other modification thereto would be prohibited by the terms of this Indenture, unless otherwise agreed to by the Holders of at least a majority in aggregate principal amount of Securities at the time outstanding), including any such amendments or modifications (or any other credit agreement or credit agreements) that replace, refund or refinance any or a portion of the commitments or loans thereunder, up to a maximum principal amount not to exceed the sum of (1) with respect to a revolving credit facility, up to $50,000,000 and (2) with respect to any term loan facilities, up to an amount equal to the greater of (a) $335,000,000 and (b) an amount equal to the Term Loan Borrowing Base.”

(D) adding the following definition in the appropriate place in Section 1.01:

“‘Term Loan Borrowing Base’ means, as of the date of determination, 325% of EBITDA, for the period of the most recent four consecutive fiscal quarters at the end of the most recent fiscal quarter for which financial statements are publicly available; PROVIDED HOWEVER THAT:

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(1)           if the Issuer or any Restricted Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of such period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case, other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) on the date of the transaction giving rise to the need to calculate the Term Loan Borrowing Base, EBITDA for such period shall be calculated on a pro forma basis as if such discharge had occurred on the first day of such period and as if the Issuer or such Restricted Subsidiary has not earned the interest income actually earned during such period in respect of cash or Temporary Cash Investments used to repay, repurchase, defease or otherwise discharge such Indebtedness;

(2)           if since the beginning of such period the Issuer or any Restricted Subsidiary shall have made any Asset Disposition, the EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive) directly attributable to the assets that are the subject of such Asset Disposition for such period or increased by an amount equal to the EBITDA (if negative) directly attributable thereto for such period;

(3)           if since the beginning of such period, the Issuer or any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Person that is merged with or into the Issuer or any Restricted Subsidiary (or any Person that becomes a Restricted Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, EBITDA for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period; any such pro forma calculation may include adjustments appropriate to reflect, without duplication, (a) any such acquisition to the extent such adjustments may be reflected in the preparation of pro forma financial information in accordance with the requirements of GAAP and Article XI of Regulation S-X under the Exchange Act, (b) the annualized amount of operating expense reductions reasonably expected to be realized in the six months following any such acquisition made during any of the four fiscal quarters constituting the four-quarter reference period prior to the date of determination and (c) the annualized amount of operating expense reductions reasonably expected to be realized in the six months following any such acquisition made by the Issuer during either of the two fiscal quarters immediately preceding the four-quarter reference period prior to the date of determination; PROVIDED that in either case such adjustments are set forth in an Officers’ Certificate that has been signed by the Issuer’s chief executive officer and chief financial officer and that states (a) the amount of such adjustment or adjustments, (b) that such adjustment or adjustments are based on the reasonable good faith beliefs of the officers executing such Officers’ Certificate at the time of such execution and (c) that any related Incurrence of Indebtedness is permitted pursuant to the Indenture;

(4)           if since the beginning of such period, any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Issuer or any Restricted Subsidiary since the beginning of such period) shall have made any Asset Disposition or any Investment or acquisition of assets that would have required an adjustment pursuant to clause (2) or (3) above if made by the Issuer or a Restricted Subsidiary during such period, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition of assets occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets and the amount of income or earnings relating thereto, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of the Issuer.  If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term as at the date of determination in excess of 12 months).”

SECTION 1.02.   Amendment of Definitions.  Subject to Section 2.01 hereof, the Indenture is hereby amended by deleting any definitions from the Indenture with respect to which references would be eliminated as a result of the amendment of the Indenture pursuant to Section 1.01 hereof.

ARTICLE TWO

MISCELLANEOUS

SECTION 2.01.   Effectiveness.  This Supplemental Indenture shall become effective on and as of the date the counterparts hereto shall have been executed and delivered by each of the parties hereto.  This Supplemental Indenture will become operative upon the earlier to occur of (x) the Payment Date (as defined in the Offer to Purchase) and (y) the date on which the Issuer delivers a written, irrevocable notice to the Depositary (as defined in the Offer to Purchase) that all conditions to the Tender Offer have been waived or satisfied and it shall not amend, extend or terminate the Tender Offer and shall consummate the Tender Offer at the Expiration Time (as defined in the Offer to Purchase) in effect on such date, in which case this Supplemental Indenture will become operative as of the date hereof.

SECTION 2.02.  Governing Law.  THE INTERNAL LAW OF THE STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW,  SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL SUPPLEMENTAL INDENTURE.

SECTION 2.03.  Counterparts.  This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall constitute but one and the same instrument.

SECTION 2.04.  Severability.  In case any provision of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 2.05.  Ratification.  Except as expressly waived, amended or supplemented hereby, all of the terms of the Indenture shall remain and continue in full force and effect and are hereby confirmed in all respects and, as expressly waived, amended, or supplemented hereby, the Indenture is in all respects agreed to, ratified and confirmed by each of the Issuer, the Guarantors and the Trustee.

SECTION 2.06.  Trustee.  The Trustee accepts the trusts created by the Indenture, as supplemented by this Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Supplemental Indenture.

SECTION 2.07. No Representations by Trustee. The recitals contained herein shall be taken as the statement of the Issuer and Guarantors, and the Trustee assumes no responsibility whatsoever for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or for the due execution hereof by the Issuer and the Guarantors.

SECTION 2.08.  Reaffirmation. The parties hereto make and reaffirm as of the date of execution of this Supplemental Indenture all of their respective representations, covenants and agreements set forth in the Indenture, as amended by this Supplemental Indenture.

SECTION 2.09.  Assignment.  All covenants and agreements of the Issuer, the Guarantors, and the Trustee in the Indenture, as amended by this Supplemental Indenture, shall bind each of their respective successors and assigns, whether so expressed or not.

SECTION 2.10.  Third-Party Beneficiaries.  Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture or this Supplemental Indenture.

SECTION 2.11.  Trust Indenture Act.  If any provisions hereof limit, quality or conflict with a provision of the Trust Indenture Act of 1939, as amended from time to time (the “TIA”), required under the TIA to be a part of and govern this Supplemental Indenture, the provisions of the TIA shall control.  If any provision hereof modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provisions shall be deemed to apply to this Supplemental Indenture as so modified or excluded, as the case may be.

SECTION 2.12.  Unity.  All provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture.  The Indenture, as amended and supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed all as of the date and year first above written.

ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS OF THE NORTHLAND, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS OF ALASKA, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS OF FAIRBANKS, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS OF ANCHORAGE, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS WIRELESS, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS INTERNET, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS MESSAGING, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS INFOSOURCE, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS OF ALASKA LICENSE SUB, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS OF THE NORTHLAND LICENSE SUB, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS OF FAIRBANKS LICENSE SUB, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS OF ANCHORAGE LICENSE SUB, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS WIRELESS LICENSE SUB, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS LONG DISTANCE LICENSE SUB, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS TELEVISION LICENSE SUB, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS SERVICES, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

ACS LONG DISTANCE, INC.

By:	/s/ Leonard Steinberg
	Name:	Leonard Steinberg
	Title:	General Counsel and Corporate Secretary

THE BANK OF NEW YORK

By:	/s/ Daren M. DiNicola
	Name:	Daren M. DiNicola
	Title:	Authorized Signatory